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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 12, 2004



                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




         DELAWARE                        1-13782                 25-1615902
(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


1001 AIR BRAKE AVENUE, WILMERDING, PENNSYLVANIA                         15148
(Address of Principal Executive Offices)                              (Zip Code)



        Registrant's Telephone Number, Including Area Code (412)-825-1000



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ITEM 5. OTHER ITEMS.

By press release dated January 12, 2004, Westinghouse Air Brake Technologies Corporation (the "Corporation") provided earnings guidance for fourth quarter 2003 and fiscal year 2004.

ITEM 7. FINANCIAL STATEMENTS; PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

Exhibit No.       Description
-----------       -----------
Exhibit 99.1      Press release dated January 12, 2004 regarding the matter
                  referenced in Item 5.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              WESTINGHOUSE AIR BRAKE
                                              TECHNOLOGIES CORPORATION
                                              (Registrant)


                                              By:  /s/ Alvaro Garcia-Tunon
                                                   ----------------------------
                                              Name:  Alvaro Garcia-Tunon
Date:  January 12, 2004                       Title:  Chief Financial Officer




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION AND METHOD OF FILING
-------           --------------------------------
Exhibit 99.1      Press release dated January 12, 2004.